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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  January 18, 2008



                            KAANAPALI LAND, LLC
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          (Exact name of registrant as specified in its charter)



   Illinois                     0-50273              01-0731997
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(State or other)              (Commission       (IRS Employer
jurisdiction of               File Number)      Identification No.)
organization



            900 North Michigan Avenue, Chicago, Illinois  60611
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                  (Address of principal executive office)



    Registrant's telephone number, including area code:  (312) 915-1987
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On January 18, 2008, the Company entered into an agreement with Stephen Lovelette ("Lovelette"), an executive vice president of the Company, whereby the Company agreed to issue up to 52,000 shares of a new class of common shares (the "Class C Shares") in consideration for his services to the Company. The Class C Shares have the same rights as the Shares except that the Class C Shares will not participate in any distributions until the holders of the Shares have received aggregate distributions equal to $19 per Share, subject to customary antidilution
adjustments.   The Class C Shares became 50% vested at the time of grant, an additional 25% will vest on December 31, 2008 if Lovelette remains employed by the Company through that date and the remaining 25% will vest on December 31, 2009 if Lovelette remains employed by the Company through that date.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial Statements of Businesses Acquired.

            Not applicable.


      (b)   Pro Forma Financial Information.

            Not applicable.


      (c)   Exhibits.

            Not applicable.


































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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Kaanapali Land, LLC
                              (Registrant)



Date: January 25, 2007        /s/ Gailen Hull
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                              Name:   Gailen Hull
                              Title:  Senior Vice President




















































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